UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 8, 2025

Date of Report (Date Earliest Event Reported)

NRG ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)

910 Louisiana Street Houston Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 537-3000
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	NRG	New York Stock Exchange
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Senior Secured First Lien Notes due 2030 and 2035 and Senior Notes due 2034 and 2036

On October 8, 2025, NRG Energy, Inc., a Delaware corporation (the “Company”), sold and issued (1) $625 million aggregate principal amount of 4.734% senior secured first lien notes due 2030 (the “2030 Notes”) and (2) $625 million aggregate principal amount of 5.407% senior secured first lien notes due 2035 (the “2035 Notes” and, together with the 2030 Notes, the “Secured Notes”) pursuant to the terms of a purchase agreement, dated September 24, 2025, among the Company, the guarantors named therein and the initial purchasers named therein. In addition, also on October 8, 2025, the Company sold and issued (1) $1,250 million aggregate principal amount of 5.750% senior notes due 2034 (the “2034 Notes”) and (2) $2,400 million aggregate principal amount of 6.000% senior notes due 2036 (the “2036 Notes” and, together with the 2034 Notes, the “Unsecured Notes” and, collectively with the Secured Notes and the 2034 Notes, the “Notes”) pursuant to the terms of a purchase agreement, dated September 24, 2025, among the Company, the guarantors named therein and the initial purchasers named therein.

The Notes will be guaranteed by each of the Company’s current and future wholly-owned U.S. subsidiaries that guarantee the term loans under the Company’s credit agreement. The Secured Notes are secured by a first priority security interest in the same collateral that is pledged for the benefit of the lenders under the Company’s credit agreement, which collateral consists of a substantial portion of the property and assets owned by the Company and the guarantors.

The Secured Notes were issued under a base indenture, dated October 8, 2025 (the “Secured Notes Base Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented by a supplemental indenture, dated October 8, 2025 (the “Secured Notes Supplemental Indenture”), among the Company, the guarantors named therein and the Trustee. The Unsecured Notes were issued under a base indenture, dated October 8, 2025 (the “Unsecured Notes Base Indenture”), between the Company and the Trustee, as supplemented by a supplemental indenture, dated October 8, 2025 (the “Unsecured Notes Supplemental Indenture”), among the Company, the guarantors named therein and the Trustee. The 2030 Notes mature on October 15, 2030 and bear interest at a rate of 4.734% per annum, payable semi-annually in arrears on April 15 and October 15 of each year, commencing on April 15, 2026. The 2035 Notes mature on October 15, 2035 and bear interest at a rate of 5.407% per annum, payable semi-annually in arrears on April 15 and October 15 of each year, commencing on April 15, 2026. The 2034 Notes mature on January 15, 2034 and bear interest at a rate of 5.750% per annum, payable semi-annually in arrears on January 15 and July 15 of each year, commencing on July 15, 2026. The 2036 Notes mature on January 15, 2036 and bear interest at a rate of 6.000% per annum, payable semi-annually in arrears on January 15 and July 15 of each year, commencing on July 15, 2026.

The sale of the Notes was not registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Notes were sold on a private placement basis to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act and outside the United States to non-U.S. persons in compliance with Regulation S promulgated under the Securities Act.

The Company intends to use a portion of the net proceeds from the notes offerings to partially fund the cash portion of the purchase price of its previously announced acquisition of the issued and outstanding equity interests of Lightning Power, LLC, Linebacker Power Holdings, LLC, CSS Intermediate HoldCo, LLC and Jack County Power Development, LLC. In addition, the Company intends to use a portion of the net proceeds from the offering of the 2035 Notes to repay in full its $500 million aggregate principal amount of 2.000% senior secured first lien notes on the maturity date on December 2, 2025.

The foregoing description is qualified in its entirety by reference to the full text of the Secured Notes Base Indenture, the Secured Notes Supplemental Indenture, the Unsecured Notes Base Indenture, the Unsecured Notes Supplemental Indenture and the forms of each series of the Notes, copies of which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7 and 4.8, respectively, to this Current Report and each of which is incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures under Item 1.01 of this Current Report are also responsive to this Item 2.03 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

4.1	Base Indenture, dated October 8, 2025, between NRG Energy, Inc. and Deutsche Bank Trust Company Americas, as trustee, pertaining to the Secured Notes.

4.2	Supplemental Indenture, dated October 8, 2025, among NRG Energy, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, pertaining to the Secured Notes.

4.3	Form of 4.734% Senior Secured First Lien Notes due 2030 (incorporated by reference to Exhibit 4.2 filed herewith).

4.4	Form of 5.407% Senior Secured First Lien Notes due 2035 (incorporated by reference to Exhibit 4.2 filed herewith).

4.5	Base Indenture, dated October 8, 2025, between NRG Energy, Inc. and Deutsche Bank Trust Company Americas, as trustee, pertaining to the Unsecured Notes.

4.6	Supplemental Indenture, dated October 8, 2025, among NRG Energy, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, pertaining to the Unsecured Notes.

4.7	Form of 5.750% Senior Notes due 2034 (incorporated by reference to Exhibit 4.6 filed herewith).

4.8	Form of 6.000% Senior Notes due 2036 (incorporated by reference to Exhibit 4.6 filed herewith).

104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 8, 2025

NRG ENERGY, INC.
(Registrant)

By:	/s/ Christine A. Zoino
Name: Christine A. Zoino
Title: Corporate Secretary